THE VICTORY VARIABLE INSURANCE FUNDS

                          Investment Quality Bond Fund
                             Diversified Stock Fund
                         Small Company Opportunity Fund

                    Supplement dated December 26, 2002 to the
              Statement of Additional Information dated May 1, 2002


This Statement of Additional Information ("SAI") is not a prospectus, but should be read in conjunction with The Victory Variable Insurance Funds (the "Trust") prospectuses for Class A shares of the Diversified Stock, Small Company Opportunity and Investment Quality Bond Funds, which are dated May 1, 2002, each as amended or supplemented from time to time (the "Prospectus"). This SAI is incorporated by reference in its entirety into each Prospectus. Copies of the Prospectus may be obtained by writing The Victory Variable Insurance Funds at P.O. Box 182593, Columbus, Ohio 43218-2593, or by calling your participating insurance company at the toll free number indicated on the separate account prospectus.

The Funds' audited financial statements for the fiscal year ended December 31, 2001 are incorporated in this SAI by reference to the Funds' 2001 annual report to shareholders (File No. 811-8979). You may obtain a copy of the Funds' annual report at no charge by request to the Funds at the address or phone number noted above.

INVESTMENT ADVISER and                     DIVIDEND DISBURSING AGENT
SUB-ADMINISTRATOR                          and SERVICING AGENT
Victory Capital Management Inc.            BISYS Fund Services, Inc.

ADMINISTRATOR                              CUSTODIAN
BISYS Fund Services Ohio, Inc.             KeyBank National Association

DISTRIBUTOR                                INDEPENDENT ACCOUNTANTS
BISYS Fund Services Limited Partnership    PricewaterhouseCoopers LLP

TRANSFER AGENT                             COUNSEL
BISYS Fund Services, Inc.                  Kramer Levin Naftalis & Frankel LLP


On page 36, under "Advisory And Other Contracts," please insert the following after "Distributor."

         Rule 12b-1 Distribution and Service Plan.

         The Trust has adopted a distribution and service plan (the "Rule 12b-1 Plan") in accordance with Rule 12b-1 under the Investment Company Act of 1940, as amended (the "1940 Act"), on behalf of each of the Funds, pursuant to which Class A shares of each Fund pay to BISYS Fund Services Limited Partnership (the "Distributor") a distribution and service fee of 0.25% of the Fund's average daily net assets. Rule 12b-1 provides in substance that a mutual fund may not engage directly or indirectly in financing any activity that is primarily intended to result in the sale of shares of such fund except pursuant to a plan adopted by the fund under the Rule.

         The Distributor may use Rule 12b-1 fees to pay for activities primarily intended to result in the sale of Class A shares to life insurance companies (each a "Life Company") for the purpose of funding variable annuity contracts and variable life insurance policies (collectively referred to as "Variable Contracts") or to provide services to Variable Contract owners whose Variable Contracts are funded with shares of the Funds and are not otherwise provided by the Life Company and paid for with fees charged by the Life Company, including but not limited to:
         (i) providing incentives and compensation to the Distributor, Life Companies and financial intermediaries that make the Fund available to its Variable Contract owners and who provide personal services to its Variable Contract owners who fund their Variable Contracts with shares of the

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         Fund; (ii) providing administrative support services to the Fund in connection with the distribution of the Fund's shares for use by Life Companies in funding Variable Contracts; (iii) paying costs incurred in conjunction with advertising and marketing Fund shares, such as the expense incurred by Life Companies, the Distributor, or affiliates of the Distributor of preparing, printing and distributing promotional or sales literature in connection with the funding of Variable Contracts with Fund shares; (iv) printing and distributing prospectuses, statements of additional information and reports of the Fund to prospective Variable Contract owners; (v) holding seminars and sales meetings designed to promote the distribution of Variable Contracts funded with Fund shares, to the extent permitted by applicable laws, rules or regulations; (vi) training sales personnel of Life Companies and financial intermediaries regarding the Fund; and (vii) financing any other activity that the Board determines is primarily intended to result in the sale of Fund shares and support of services relating to those shares. The Distributor also may use Rule 12b-1 fees to pay for an allocation of overhead and other branch office distribution-related expenses of the Distributor, such as office space and equipment and telephone facilities. Of the 0.25% permitted under the Plan, no more than the maximum amount permitted by the NASD Conduct Rules will be used to finance activities primarily intended to result in the sale of Class A shares.

         The amount of the Rule 12b-1 fees payable by a Fund under the Rule 12b-1 Plan is considered compensation and is not related directly to expenses incurred by the Distributor, and the Plan does not obligate a Fund to reimburse the Distributor for such expenses. The fees set forth in the Rule 12b-1 Plan will be paid by a Fund to the Distributor unless and until the Plan is terminated or not renewed with respect to the Fund; any distribution or service expenses incurred by the Distributor on behalf of a Fund in excess of payments of the distribution fees specified above that the Distributor has accrued through the termination date are the sole responsibility and liability of the Distributor and not an obligation of the Fund.

         The Rule 12b-1 Plan expressly recognizes that each Fund currently pays, and will continue to pay, an investment advisory fee to Victory Capital Management Inc. (the "Adviser") and an administration fee to BISYS Fund Services Ohio, Inc. (the "Administrator"). To the extent that any payments made by any Fund to the Adviser or Administrator, including payment of fees under the relevant agreement, should be deemed to be indirect financing of any activity primarily intended to result in the sale of shares of a Fund within the context of Rule 12b-1, then such payments are deemed to be authorized by the Plan. In addition, to the extent that any payments made by any of the Adviser, Administrator or Distributor out of its own profits should be deemed to be indirect financing of any activity primarily intended to result in the past sale of shares of a Fund within the context of Rule 12b-1, then such payments are deemed to be authorized by the Rule 12b-1 Plan.

         The 12b-1 Plan was approved by the Board of Trustees of the Trust (the "Board"), including those Trustees who are not interested persons (as defined by the 1940 Act) of the Trust, at a meeting called for that purpose. As required by Rule 12b-1, the Board carefully considered all pertinent factors relating to the implementation of the Plan prior to its approval and determined that there was a reasonable likelihood that the Plan would benefit each Fund and its Class A shareholders. To the extent that the Plan gives the Adviser or the Distributor greater flexibility in connection with the distribution of Class A shares of the Funds, additional sales of these shares may result. Additionally, certain support services covered under the Plan may be provided more effectively under the Plan by local entities with whom shareholders have other relationships or by the shareholder's broker.

Please insert this Supplement in the front of your Statement of Additional Information. If you would like to obtain additional information, please call the Victory Funds at 800-539-3863.




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